THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                     Lincoln Life Variable Annuity Account Q

        Supplement dated May 2, 2004 to the Prospectus dated May 1, 2004

     This supplement describes proposed changes to funds offered through the Variable Annuity Account of the Group Variable Annuity Contract (the "Contract") described in your May 1, 2004 prospectus. Please retain this supplement with your Contract prospectus for future reference.

     The Lincoln National Life Insurance Company ("Lincoln Life") and Lincoln Life Variable Annuity Account Q (the "Separate Account") will file an application with the Securities and Exchange Commission (the "SEC") seeking an order approving the substitution of certain investment portfolios of funds held by various sub-accounts of the Separate Account for shares of certain other investment portfolios of funds. Lincoln Life and the Separate Account will file an application with the SEC in May, 2004 seeking an order approving the substitution of the funds referenced in Column I ("Replaced Funds") for shares of other investment funds referenced in Column II ("Substitute Funds"). As outlined below, the effect of such substitutions outlined in the application would be to replace the Replaced Funds with the Substitute Funds as investment options under the Contract.

Column I (Replaced Funds)                                          Column II (Substitute Funds)*
AllianceBernstein VP Growth Portfolio (Class B)                    AllianceBernstein VP Growth and Income Portfolio (Class B)
Delaware VIP Global Bond Series (Standard Class)                   Delaware VIP Diversified Income Series (Standard Class)
Janus Aspen Worldwide Growth Portfolio (Institutional Class)       Scudder VIT Equity 500 Index Fund (Class A)
Neuberger Berman AMT Partners Portfolio                            AllianceBernstein VP Growth and Income Portfolio (Class B)
Putnam VIT Health Sciences Fund (Class IB)                         American Funds Growth Fund (Class 2)


     *The Substitute Funds will not be available as investment options under the Contract until on or about May 24, 2004.

     To the extent required by law, approvals of the substitutions will also be obtained from the state insurance regulators in certain jurisdictions. The Replaced Funds will continue to be available for investment until the order approving the substitution is granted by the SEC.

     The Replaced Funds and the Substitute Funds are described in their current prospectuses, which you received with your May 1, 2004 Contract prospectus. If granted, Lincoln Life would carry out the proposed substitutions as soon as all necessary regulatory approvals have been obtained, and once the systems needed to perform the substitution are in place, by redeeming the Replaced Funds' shares and purchasing shares of the Substitute Funds. We anticipate this transaction occurring during the fourth quarter of 2004. If carried out, the proposed substitutions would result in the involuntary reinvestment of Contract owner's cash value invested in the Replaced Funds. Any contract value you have allocated to a Replaced Fund would, in effect, be transferred to a subaccount investing in the corresponding Substitute Fund. There would be no tax consequences resulting from this exchange. Further, at the time the substitution takes place, the Replaced Funds would no longer be eligible for investment.

     Additional information about the Substitute Funds, their investment policies, risks, fees and expenses and all other aspects of their operations, can be found in their prospectuses, which you should read carefully. THERE IS NO ASSURANCE THAT ANY NEW FUND WILL ACHIEVE ITS STATED OBJECTIVES. Additional copies of the Substitute Funds' prospectuses, as well as their Statements of Additional Information, can be obtained directly from each of the Substitute Funds without charge by calling or writing to the Substitute Fund at the phone number or address noted on the front of its prospectus.

     From the date of this supplement until at least thirty (30) days after the proposed substitutions occur, neither Lincoln Life nor the Separate Account will exercise any rights reserved by it under the Contracts to impose restrictions or fees on transfers out of the Replaced Funds.

     If you have any questions about these proposed substitutions, please contact a Customer Service Consultant at 1-800-341-0441.